Seventh Amendment to First Restated Credit Agreement

This SEVENTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated as of May 27, 2010, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an Arizona insurance corporation (“HIC”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested an extension of the availability period of the credit facilities provided for in the Credit Agreement and other amendments to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Seventh Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1           Definitions.  All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1           Amendments to Credit Agreement Section 1.1.

(a)           The definition of “Commitment” is deleted in its entirety and the following is substituted in lieu thereof:

“Commitment” means the Revolving Commitment.

(b)           The definition of “Eurodollar Rate” is amended by deleting “1.90%” and substituting “2.50%” in lieu thereof.

(c)           The definition of “Interest Payment Day” is amended by deleting “, the Premium Finance Loan Maturity Date”.

(d)           The definition of “Premium Finance Commitment” is deleted.

(e)           The definition of “Revolving Commitment” is amended by deleting “$25,000,000” and substituting “$5,000,000” in lieu thereof.

(f)            The definition of “Revolving Facility L/C Commitment” is deleted.

(g)           The definition of “Revolving Facility L/C Expiration Date” is amended (i) by deleting “May 27, 2010” and substituting “May 27, 2012” in lieu thereof, and (ii) by deleting “Revolving Facility L/C Commitment” and substituting “Revolving Commitment” in lieu thereof.

(h)           The definition of “Revolving Loan Maturity Date” is amended by deleting “January 27, 2013” and substituting “April 30, 2015” in lieu thereof.

(i)            The definition of “Termination Date” is amended by deleting “May 27, 2010” and substituting “May 27, 2012” in lieu thereof.

(j)            Credit Agreement Section 1.1 is amended by adding the following in alphabetical order:

“HIC” means Hallmark Insurance Company, an Arizona insurance corporation, formerly known as Phoenix Indemnity Insurance Company.

2.2           Amendment to Credit Agreement Section 1.2.  Credit Agreement Section 1.2 is amended by adding the following in alphabetical order:

Usage Fee                                 Section 2.13

2.3           Amendment to Credit Agreement Section 2.1.  Credit Agreement Section 2.1 is deleted in its entirety and the following is substituted in lieu thereof:

2.1           Revolving Loans.  Subject to the terms and conditions of this Agreement, Lender agrees to make loans (each such loan, a “Revolving Loan”), to Borrower from time to time on any Business Day during the period from the Agreement Date to the Termination Date in an aggregate amount not to exceed at any time outstanding the Revolving Commitment; provided, however, that after giving effect to any Revolving Borrowing, the Revolving Facility Outstanding Amount shall not exceed the Revolving Commitment.  Prior to the Termination Date, Borrower may borrow, repay and reborrow Revolving Loans, all in accordance with this Agreement.

2.4           Amendment to Credit Agreement Section 2.2(a).  The last two sentences of Credit Agreement Section 2.2(a) are deleted in their entirety and the following is substituted in lieu thereof:

Each Revolving Loan Notice (whether telephonic or written) shall specify (i) the requested date of the Revolving Borrowing (which shall be a Business Day), (ii) the principal amount of the Revolving Loan to be borrowed and (iii) whether such Revolving Borrowing will be a Eurodollar Rate Loan or a Prime Rate Loan.  Each Revolving Loan shall be in the principal amount of $100,000 or any whole multiple of $25,000 in excess thereof or the unused portion of the Revolving Commitment.

2.5           Amendment to Credit Agreement Section 2.3.  Credit Agreement Section 2.3 is deleted in its entirety and the following is substituted in lieu thereof:

2.3           Repayment.  The principal of all Revolving Loans shall be due and payable on the following dates and in the following amounts:

Payment Date	Payment Amount
Each Payment Date after the Termination Date	An amount equal to 1/20th of the aggregate principal amount of all Revolving Loans outstanding on the Termination Date

The Revolving Loan Maturity Date	The remaining unpaid principal of all Revolving Loans

2.6           Amendment to Credit Agreement Section 2.4.  Credit Agreement Section 2.4 is deleted in its entirety and the following is substituted in lieu thereof:

2.4           Voluntary Prepayments.  Borrower may at any time or from time to time voluntarily prepay the Revolving Loans in whole or in part without premium or penalty.  Each voluntary prepayment shall be accompanied by all accrued and unpaid interest thereon.  Any voluntary prepayment of the Revolving Loans made after the Termination Date shall be applied to the unpaid scheduled installment payments of the Revolving Loans in the inverse order of maturity.

2.7           Amendment to Credit Agreement Section 2.5.  Credit Agreement Section 2.5 is deleted in its entirety and the following is substituted in lieu thereof:

2.5           Mandatory Payments.  On each date that the Revolving Facility Outstanding Amount exceeds the Revolving Commitment, Borrower shall prepay the Revolving Loans in an amount equal to such excess (each such prepayment made after the Termination Date shall be applied to the unpaid scheduled installment payments of the Revolving Loans in the inverse order of maturity) or, if no Revolving Loans are outstanding, Cash Collateralize the Revolving Facility L/C Obligations in an amount equal to such excess.

2.8           Amendment to Credit Agreement Section 2.6.  Credit Agreement Section 2.6 is deleted in its entirety and the following is substituted in lieu thereof:

2.6           Termination and Reduction of Commitments.

(a)           Borrower shall have the right to terminate or reduce the Revolving Commitment at any time.  Each reduction shall be in the minimum amount of $500,000 and a whole multiple of $100,000 in excess thereof.

(b)           On the Termination Date, the Revolving Commitment shall automatically reduce to zero and terminate.

(c)           Borrower shall not have any right to rescind any termination or reduction.  Once terminated or reduced, the Revolving Commitment may not be reinstated.

2.9           Amendment to Credit Agreement Section 2.7(a).  Credit Agreement Section 2.7(a) is deleted in its entirety and the following is substituted in lieu thereof:

(a)           Subject to the provisions of Sections 2.7(b) and 2.9, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof from the borrowing date, the effective date of the election by Borrower that the Revolving Loan becomes a Eurodollar Rate Loan or such other date on which the Revolving Loan becomes a Eurodollar Rate Loan (as applicable) to but not including the date on which another interest rate becomes applicable to the Revolving Loan pursuant to the terms of this Agreement at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) the Eurodollar Rate, and (ii) each Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the borrowing date, the effective date of the election by Borrower that the Revolving Loan becomes a Prime Rate Loan or such other date on which the Revolving Loan becomes a Prime Rate Loan (as applicable) to but not including the date on which another interest rate becomes applicable to the Revolving Loan pursuant to the terms of this Agreement at a rate per annum equal to the lesser of (A) the Highest Lawful Rate and (B) the Prime Rate.  Subject to Sections 2.7(b) and 2.9, all of the Revolving Loan shall be a Eurodollar Rate Loan or a Prime Rate Loan, and not more than once in each calendar month Borrower may elect whether all of the Revolving Loan shall be a Eurodollar Rate Loan or a Prime Rate Loan.  Each such election (a) shall be made upon Borrower’s irrevocable notice to Lender (which may be given by telephone) and (b) must be received by Lender not later than 10:00 a.m. one Business Day prior to the Business Day on which the new interest rate is to apply.  Each Interest Rate Notice (whether telephonic or written) shall specify the requested date of the conversion of the applicable interest rate (which shall be a Business Day).

2.10         Amendment to Credit Agreement Section 2.7(b).  The last sentence of Section 2.7(b) is deleted.

2.11         Amendment to Credit Agreement Section 2.9.  The second sentence of Credit Agreement Section 2.9 is amended by deleting “or the Premium Finance Loan Maturity Date”.

2.12         Amendment to Credit Agreement Section 2.10(d).  Credit Agreement Section 2.10(d) is deleted in its entirety and the following is substituted in lieu thereof:

(d)           If some but less than all amounts due from Borrower are received by Lender, Lender shall apply such amounts in the following order of priority:  (i) to the payment of Lender’s expenses incurred under the Loan Documents then due and payable, if any; (ii) to the payment of all other fees under the Loan Documents then due and payable; (iii) to the payment of interest then due and payable on the Revolving Loans; (iv) to the payment of all other amounts not otherwise referred to in this Section 2.10(d) then due and payable under the Loan Documents; and (v) to the payment of principal then due and payable on the Revolving Loans (each payment made after the Termination Date shall be applied to the unpaid scheduled installment payments of the Revolving Loans in the inverse order of maturity).

2.13         Amendment to Credit Agreement Section 3.1(a)(i).  Credit Agreement Section 3.1(a)(i) is amended (a) by deleting “(1) the Revolving Facility L/C Obligations would exceed the Revolving Facility L/C Commitment, or (2)” and (b) by deleting the last sentence thereof.

2.14         Amendment to Credit Agreement Section 3.1(b)(ii).  Credit Agreement Section 3.1(b)(ii) is amended by deleting “January 27, 2011” and substituting “May 27, 2012” in lieu thereof.

2.15         Amendment to Credit Agreement Section 6.9.  Credit Agreement Section 6.9 is deleted in its entirety and the following is substituted in lieu thereof:

6.9           Use of Proceeds.  Borrower shall use (a) the proceeds of the Revolving Loans to (i) provide working capital to Borrower and Guarantors, (ii) to acquire capital stock of or make capital contributions to a Person that is either a Subsidiary on the Agreement Date or became a Subsidiary after the Agreement Date as permitted by and in compliance with this Agreement, which capital contribution will result in an increase of paid-in surplus of such Subsidiary in an amount equal to such capital contribution, (iii) to acquire surplus debentures issued by a RIC that is a Domestic Subsidiary of Borrower on the Agreement Date, (iv) to make loans to Domestic Subsidiaries, (v) subject to Section 5.3, to make Permitted Acquisitions, and (vi) to make advances to PAAC pursuant to the PAAC Note, and (b) the Revolving Facility L/Cs and proceeds of the Revolving Facility L/Cs to secure the performance of Borrower and/or an L/C RIC pursuant to Reinsurance Agreements to which it is or they are a party or such other purpose as Lender may permit in its discretion.

2.16         Amendment to Credit Agreement Article II.  Credit Agreement Article II is amended by the addition of the following Section 2.13.

2.13           Usage Fee.  During the period commencing on May 27, 2010, and ending on the Termination Date, Borrower shall pay to Lender a fee (the “Usage Fee”) on May 27, 2011 and on the Termination Date.  The Usage Fee is equal to a per annum rate of 0.25% multiplied by the actual daily amount by which the Revolving Commitment (as it exists on the determination date) exceeds the Revolving Facility Outstanding Amount (as it exists on the determination date).  The Usage Fee shall accrue regardless of whether any condition in Article V has been satisfied.  Subject to Section 10.11, the Usage Fee shall be fully earned when paid and is not refundable.

2.17         Amendment to Credit Agreement Section 7.1.  Credit Agreement Section 7.1 is amended by deleting “$73,000,000” and substituting “$90,000,000” in lieu thereof.

2.18         Amendment to Credit Agreement Section 7.2.  Credit Agreement Section 7.2 is amended by deleting “$38,000,000” and substituting “$50,000,000” in lieu thereof.

2.19           Amendment to Credit Agreement Section 9.2(a) and (b).  Credit Agreement Sections 9.2(a) and (b) are deleted in their entirety and the following is substituted in lieu thereof:

(a)  With the exception of an Event of Default specified in Section 9.1(e) or (f), Lender may terminate the Revolving Commitment and/or declare the principal of and interest on the Revolving Loans and Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

(b)  Upon the occurrence of an Event of Default specified in Section 9.1(e) or (f), the principal of and interest on the Revolving Loans and Obligations and other amounts and under the Loan Documents shall thereupon and concurrently therewith become due and payable and the Revolving Commitment shall forthwith terminate, all without any action by Lender or any holder of the Revolving Note and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

2.20         Amendment to Credit Agreement Section 9.3.  Credit Agreement Section 9.3 is deleted in its entirety and the following is substituted in lieu thereof:

9.3  Application of Funds.  After the exercise of remedies provided for in Section 9.2 (or after any of the Revolving Loans and other Obligations have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by Lender in the following order:

(a)           First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs payable under Section 10.2 and amounts payable under Article IV) payable under the Loan Documents to Lender;

(b)           Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Revolving Loans;

(c)           Third, to payment of that portion of the Obligations constituting unpaid principal of the Revolving Loans in such order as Lender elects in its discretion;

(d)           Fourth, to Cash Collateralize the Revolving Facility L/C Obligations;

(e)           Fifth, to all other Obligations; and

(f)            Last, to the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law;

Subject to Article III, amounts used to Cash Collateralize the Revolving Facility L/C Obligations pursuant to clause Fourth above shall be applied to satisfy drawings under such Revolving Facility L/Cs as they occur.  If any amount remains on deposit as Cash Collateral after all Revolving Facility L/Cs have either been fully drawn or expired, such remaining amount (to the extent such amount was paid by Borrower) shall be applied to the other Obligations, if any, in the order set forth above.

2.21         Amendment to Credit Agreement Exhibit G (Revolving Loan Notice).  Credit Agreement Exhibit G (Revolving Loan Notice) is deleted in its entirety and a new Exhibit G, in the form of Exhibit G to this Seventh Amendment, is substituted in lieu thereof.

2.22         Amendment to Credit Agreement Exhibit J (Compliance Certificate).  Credit Agreement Exhibit J (Compliance Certificate) is deleted in its entirety and a new Exhibit J, in the form of Exhibit J to this Seventh Amendment, is substituted in lieu thereof.

2.23         Amendment to Credit Agreement Schedules 8.1, 8.4, 8.5, 8.10, 8.17, 8.19, 8.20 and 10.1.  Credit Agreement Schedules 8.1 (Subsidiary Information), 8.4 (Existing Litigation), 8.5 (Existing Debt), 8.10 (Licensed Jurisdictions), 8.17 (Existing Investments), 8.19 (Reinsurance Agreements), 8.20 (Retrocession Agreements) and 10.1 (Notice Addresses) are deleted in their entirety and new Schedules 8.1, 8.4, 8.5, 8.10, 8.17, 8.19, 8.20 and 10.1, in the form of Schedules 8.1, 8.4, 8.5, 8.10, 8.17, 8.19, 8.20 and 10.1 to this Seventh Amendment, are substituted in lieu thereof, respectively.

ARTICLE III

Amendment to Loan Documents

3.1           Amendment to Loan Documents.  Each reference in each Loan Document to “PIIC” (except the definition of “PIIC” in the Credit Agreement) is amended to be “HIC”.

ARTICLE IV

Waiver

4.1           Credit Agreement Section 2.12(a).  Credit Agreement Section 2.12(a) provides that Borrower (a) shall cause each Domestic Subsidiary (other than a RIC) created or acquired after the Agreement Date to execute and deliver a Guaranty, a Security Agreement and a Pledge Agreement (if applicable), and (b) shall, and shall cause each Domestic Subsidiary, to execute and deliver a Pledge Agreement or an amendment to an existing Pledge Agreement as are required to grant a security interest in all of the equity interest of such new Domestic Subsidiary.  Borrower or a Subsidiary have created or acquired the Domestic Subsidiaries described on Schedule 1 (the “New Subsidiaries”).  New Subsidiaries have not executed and delivered a Guaranty, Security Agreement or Pledge Agreement and neither Borrower nor any Subsidiary has executed or delivered a Pledge Agreement or an amendment to an existing Pledge Agreement granting a security interest in the equity interest of New Subsidiaries.

4.2           Credit Agreement Section 7.10.  Credit Agreement Section 7.10 provides that neither Borrower nor any Subsidiary will acquire any equity interest in any Person or form any Subsidiary unless Borrower and the applicable Subsidiary execute and deliver the documents required by Section 7.10.  Neither Borrower nor any Subsidiary has executed or delivered any document required by Section 7.10 with respect to any New Subsidiary.

4.3           Credit Agreement Section 8.1(c).  Credit Agreement Section 8.1(c) provides that an Event of Default shall exist if Borrower fails to perform or observe any covenant of Credit Agreement Article VII.  Borrower’s failure to comply with Credit Agreement Section 7.10 is an Event of Default.

4.4           Credit Agreement Section 8.1(d).  Credit Agreement Section 8.1(d) provides that an Event of Default shall exist if Borrower fails to perform or observe any covenant of any Loan Document and such failure continues for ten days after knowledge of an Obligor of such failure.  Borrower has known of Borrower’s failure to comply with Credit Agreement Section 2.12(a) for longer than ten days.  Borrower’s failure to comply with Credit Agreement Section 2.12(a) is an Event of Default.

4.5           Existing Events of Default.  The Events of Default described in Sections 4.3 and 4.4 are the “Existing Defaults.”

4.6           Waiver.  Subject to satisfaction of the conditions precedent to effectiveness of this Seventh Amendment, Lender waives the Existing Defaults.

4.7           Limited Waiver.  The waiver provided in Section 4.6 does not constitute a waiver of any requirement of any Loan Document, except as specifically waived hereby, or of any Default or Event of Default, now or hereafter existing, except the Existing Defaults.

4.8           Waiver.  Notwithstanding Credit Agreement Sections 2.12(a) and 7.10, no New Subsidiary shall be required to execute or deliver a Guaranty, Security  Agreement, Pledge Agreement or any of the documents described in Credit Agreement Sections 7.10(a)-(i) and neither Borrower nor any Subsidiary shall be required to execute or deliver a Pledge Agreement or an amendment to an existing Pledge Agreement to grant a security interest in any equity interest in any New Subsidiary.

ARTICLE V

Conditions Precedent

5.1           Conditions.  The effectiveness of this Seventh Amendment is subject to the satisfaction of the following conditions precedent:

(a)           Documents.  Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)            Seventh Amendment.  This Seventh Amendment executed by Borrower, each other Obligor and Lender.

(ii)           Fifth Restated Revolving Note.  The duly executed Fifth Restated Revolving Note, in the form of attached Exhibit A, payable to the order of Lender and in an amount equal to the Revolving Commitment.

(iii)          Obligor Proceedings.  Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Seventh Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(iv)          Expenses.  Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(v)           Other Documents.  In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)           No Default.  No Default or Event of Default shall exist after giving effect to this Seventh Amendment.

(c)           Representations and Warranties.

(i)            All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Seventh Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)           All of the representations and warranties contained in Article VII shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE VI

Ratification

6.1           Ratification.  The terms and provisions set forth in this Seventh Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Seventh Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE VII

Representations and Warranties

7.1           Representations and Warranties of all Obligors.  Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Seventh Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default (other than the Existing Defaults) exists, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VIII

Miscellaneous

8.1           Reference to Credit Agreement.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

8.2           Severability.  The provisions of this Seventh Amendment are intended to be severable.  If  for any reason any provision of this Seventh Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

8.3           Counterparts.  This Seventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Seventh Amendment by signing any such counterpart.

8.4           GOVERNING LAW.  THIS SEVENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.  THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE.  BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS SEVENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

8.5           ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company)

By:
Jeffrey R. Passmore
Chief Financial Officer

Seventh Amendment to First Restated Credit Agreement - Signature Page

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
AMERICAN HALLMARK INSURANCE SERVICES, INC. (formerly known as Hallmark General Agency, Inc.)
HALLMARK UNDERWRITERS, INC.

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.
AEROSPACE HOLDINGS, LLC
AEROSPACE SPECIAL RISK, INC.
TGA INSURANCE MANAGERS, INC. (formerly known as Texas General Agency, Inc.)
TGA SPECIAL RISK, INC.

By:
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By:
Cecil R. Wise
Secretary

Seventh Amendment to First Restated Credit Agreement - Signature Page

AEROSPACE INSURANCE MANAGERS, INC.

By:
Jeffrey R. Passmore
Senior Vice President

PAN AMERICAN ACCEPTANCE
CORPORATION

By:
Jeffrey R. Passmore
Chief Financial Officer

Seventh Amendment to First Restated Credit Agreement - Signature Page

LENDER:	THE FROST NATIONAL BANK

By:
Print Name:
Print Title:

Seventh Amendment to First Restated Credit Agreement - Signature Page

Exhibit A

Revolving Note

Exhibit G

Revolving Loan Notice

Exhibit J

Compliance Certificate

Schedule 1

New Subsidiaries

Schedule 8.1

Subsidiaries

Schedule 8.4

Existing Litigation

Schedule 8.5

Existing Debt

Schedule 8.10

Licensed Jurisdictions

Schedule 8.17

Existing Investments

Schedule 8.19

Reinsurance Agreements

Schedule 8.20

Retrocession Agreements

Schedule 10.1

Notice Addresses